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                                                                   EXHIBIT 10(v)

                                 PROMISSORY NOTE

$750,000.00                                               DATED:  APRIL 8, 2002


         FOR VALUE RECEIVED, ROWLAND SCHAEFER (the "Borrower"), resided at 1601 Diplomat Parkway, Hollywood, Florida 33019, promises to pay to the order of Claire's Stores, Inc., a Florida Corporation (the "Payee"), at the offices of the Payee located at 3 SW 129th Avenue, Pembroke Pines, Florida 33027 or at such other place as the Payee may specify from time to time, in lawful money of the United State of America, the principal sum of Seven hundred fifty thousand dollars and 00 cents ($750,000.00) plus interest on April 7, 2004. The unpaid principal balance of this Note shall, until paid in full, bear interest at the rate of 4.6% per annum. Interest, if any, shall be calculated on the basis of a 360-day year and a year consisting of twelve 30-day months.

         The Borrower may, at his option, at any time and from time to time, repay all or any part of the principal balance of this Note, without penalty or premium. Upon final payment of the principal and interest on this Note, it shall be surrendered to the Borrower for cancellation.

         Presentment for payment, demand, notice of dishonor protest, notice of protest and al other demands and notices in connection with the delivery, performance and enforcement of this Note are hereby waived.

         This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, without regard to any choice of law provisions.

         THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT HE MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE AND AGREES THAT ANY SUCH DISPUTE SHALL, AT THE OPTION OF THE PAYEE, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.



                                               /s/ ROWLAND SCHAEFER
                                               ---------------------------------
                                               ROWLAND SCHAEFER